SPDR® MSCI China A Shares IMI ETF
XINA
(NYSE Ticker)
Summary Prospectus-January 31, 2017
Before you invest in the SPDR® MSCI China A Shares IMI ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated January 31, 2017, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=XINA.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR MSCI China A Shares IMI ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the investible stocks of Chinese companies that issue A Shares.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.65%
[1]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$66	$208	$362	$810
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  From the Fund's commencement of operations on October 29, 2015 to the most recent fiscal year end, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI China A International IMI Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the
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Fund. Based on its analysis of these factors, State Street Global Advisors Asia Limited (the “Sub-Adviser”), the investment sub-adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in depositary receipts (including American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) based on securities comprising the Index. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in A Shares of Chinese issuers or in derivatives or other instruments that provide investment exposure to A Shares of Chinese issuers. The Fund may invest up to 20% of its assets in investments that are not included in the Index. While the Fund intends to invest primarily in A Shares, the Fund may also invest in futures contracts, swaps and other derivative instruments (not including non-deliverable forwards), and other affiliated and unaffiliated pooled investment vehicles, including foreign investment companies, that SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and/or the Sub-Adviser believes will help the Fund to achieve its investment objective. The Fund may invest in other investments including but not limited to B shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H shares of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, and shares of P-Chips companies with controlling Chinese shareholders incorporated outside of Mainland China, and listed on the Hong Kong Stock Exchange. B Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B Shares are available to foreign investors. H Shares are equity securities issued by companies incorporated in Mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges. P-Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue P-Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by non-government owned entities. Red Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. In addition, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and affiliated and unaffiliated money market funds.
The Index is a free-float adjusted, market capitalization weighted index (giving greater weight to larger companies, based on the value of securities available in the market) designed to capture large, mid and small cap representation across Chinese securities with A Share listings on the Shanghai or Shenzhen Stock Exchanges. The Index is comprised solely of A Shares and aims to capture approximately 99% of the investible Chinese domestic A Shares equity universe.
To be eligible for the Index, a security and its issuing company must meet certain size and capitalization requirements. In particular: (i) a company must have a full market capitalization within the range of the top 99% of the developed market equity universe, based on free-float adjusted market capitalization (for emerging market companies, the required full market capitalization is set at one half the corresponding level for developed market companies) and (ii) a security must have a free-float adjusted market capitalization equal to or greater than 50% of the smallest company identified above. In addition, the securities must meet the following liquidity requirements: (i) a three-month and twelve-month Annualized Traded Value Ratio of at least 15% and (ii) a three-month frequency of trading of at least 80%. “ST” and “*ST” securities, which are shares of companies that have received delisting warning from the Shanghai or Shenzhen Stock Exchanges due to abnormal financial conditions, are not eligible for Index inclusion. The Index is reviewed quarterly and rebalanced quarterly. As of November 30, 2016, a significant portion of the Index comprised companies in the industrial and financial sectors, although this may change from time to time. As of November 30, 2016, the Index was comprised of 1,842 securities.
A Shares are equity securities issued by companies incorporated in Mainland China and are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Exchanges. Subject to minor exceptions, under current regulations in the People's Republic of China (“China” or the “PRC”), foreign investors, such as the Fund, can invest in A Shares only (i) through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators and (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs, which are programs between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong (“Stock Connect”). The Fund invests in China A Shares through the Sub-Adviser, who is licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an initial RQFII quota by China's State Administration of Foreign Exchange (“SAFE”). The Sub-Adviser, on behalf of the Fund, may invest RMB in A Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified RQFII quota. The Sub-Adviser may, but is not required to, apply for an increase of the initial RQFII quota subject to
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certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted. If the Sub-Adviser's RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Adviser and/or Sub-Adviser may seek to gain exposure to the A Shares market by investing in securities not included in the Index, futures contracts, swaps and other derivative instruments and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A Shares market until additional RQFII quota can be obtained. The Fund may also invest in China A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program. Through the Stock Connect program, foreign investors, such as the Fund, can trade eligible China A Shares subject to trading limits and rules and regulations as may be issued from time to time. The Fund's investments in China A Shares through the Stock Connect program are limited by the daily quotas that limit total purchases and/or sales through the Stock Connect program. The Sub-Adviser may also utilize its license as a “Qualified Foreign Institutional Investor” (“QFII”) on behalf of the Fund. To the extent the Sub-Adviser utilizes its QFII quota for investment by the Fund, the Fund's investment will be subject to significant restrictions regarding currency remittance into, and currency repatriation from, the PRC.
The Index is sponsored by Morgan Stanley Capital International Inc. (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Sub-Adviser or may not have the effect on the Fund anticipated by the Sub-Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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Exchange Traded Funds Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. Also, the Fund bears its proportionate share of the fees and expenses of an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Index Tracking Risk: While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
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Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Special Risk Considerations of Investing in China: Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (ix) greater political, economic, social, legal and tax-related uncertainty, (x) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xi) the risk of increased trade tariffs, embargoes and other trade limitations, (xii) restrictions on foreign ownership, and (xiii) custody risks associated with investing through a RQFII or other programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired. Illiquid investments may be more difficult for the Fund to value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. Unusually high redemption requests or other unusual market conditions may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.
Special Risk Considerations Relating to the RQFII Regime and Investments in A Shares: The A Share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. Securities in the A Share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities and may impact the ability of the Fund to track its Index. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility.
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Liquidity risks may be more pronounced for the A Share market than for Chinese securities markets generally because the A Share market is subject to greater government restrictions and control, including trading suspensions.
RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE regulations and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A Shares holdings. In addition, the RQFII regulations provide that the size of a RQFII's quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A Shares, but also the willingness of swap counterparties to engage in swaps on A Shares and the performance of pooled investment vehicles linked to the performance of A Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain RQFII quota (or QFII quota).
In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund's assets may not be as well protected from the claims of the Sub-Adviser's creditors than if the Fund had an account in its name only.
The Fund's ability to achieve its investment objective by investing in the component securities of the Index is dependent on the continuous availability of A Shares. Because the Fund will not be able to invest directly in A Shares in excess of the portion of the Sub-Adviser's RQFII quota (or QFII quota) allocated to the Fund and beyond the limits that may be imposed by the Stock Connect program, the size of the Fund's direct investment in A Shares may be limited.
If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A Shares as its component securities, or decide to liquidate the Fund.
Stock Connect Investing Risk: The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund's investments and returns. For example, trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A Shares through the Stock Connect program. In addition, investments made through the Stock Connect program are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Moreover, A Shares purchased through the Stock Connect program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect program in accordance with applicable rules. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A Shares. Therefore, the Fund's investments in Stock Connect A Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the Fund.
The Stock Connect program will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund's investments and returns.
Cross-Exchange Trading Risk: Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If the Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.
Currency and Repatriation Risk: The Index is calculated in onshore RMB (CNY) traded only in the PRC, whereas the Fund's reference currency is the U.S. dollar. As a result, the Fund's return may be adversely affected by currency exchange rates. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates,
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national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country's government. In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund's portfolio investments may have an adverse effect on the Fund's ability to meet redemption requests.
Offshore RMB Risk: Currently, the amount of RMB denominated financial assets outside the PRC is limited, which limits the availability of RMB that participating authorized institutions can utilize for currency conversion services for their customers. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. The limited availability of RMB outside the PRC may adversely affect the Fund's ability to achieve its investment objective and the liquidity of the Fund.
A Shares Tax Risk: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by QFIIs from issuers resident in China. There is at present, however, no direct authority on the application of these taxes to an RQFII. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear how China's value added tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund's returns.
On November 14, 2014, The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the China Securities Regulatory Commission issued a notice providing that QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) will be temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments (including A Shares) effective from November 17, 2014. A second notice was issued the same day providing that the capital gain from disposal of A Shares by foreign investor enterprises via the Stock Connect program will be temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. The negative impact of any such tax liability on the Fund's return could be substantial.
The PRC rules for taxation of RQFIIs, QFIIs and the Stock Connect program are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.
The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles and may not extend to taxes that are reserved but currently unpaid.
In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A Shares.
Should the Chinese government impose restrictions on the Fund's ability to repatriate funds associated with direct investment in A Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.
State Street Global Advisors
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SPDR® MSCI China A Shares IMI ETF
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total RETURN (year ended 12/31)
Highest Quarterly Return: 2.92% (Q3, 2016)
Lowest Quarterly Return: -16.95% (Q1, 2016)
Average Annual Total Returns (for periods ended 12/31/16)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to the application of foreign tax credits and/or an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception (10/28/15)
Return Before Taxes	-19.41%	-13.31%
Return After Taxes on Distributions	-19.47%	-13.50%
Return After Taxes on Distributions and Sale of Fund Shares	-10.76%	-10.07%
MSCI China A International IMI Index (Index returns reflect no deduction for fees, expenses or taxes)	-18.00%	-10.89%
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA FM serves as the investment adviser to the Fund. State Street Global Advisors Asia Limited (the “Sub-Adviser”), an affiliate of the Adviser, serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to State Street Global Advisors Asia Limited, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Chai and Michelle Ip.
David Chai is a Managing Director of the Adviser and Head of Global Equity Beta Solutions of the Sub-Adviser. He joined the Adviser in 2001.
Michelle Ip is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group of the Sub-Adviser. She joined the Adviser in 2000.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
State Street Global Advisors
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SPDR® MSCI China A Shares IMI ETF
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
State Street Global Advisors
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